                                                                      EXHIBIT 23


              CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into Electro Scientific Industries, Inc. and subsidiaries previously filed Form S-8, Form S-4 and Form S-3 Registration Statements File Nos., 2-91731, 33-2623, 33-2624, 33-34098, 33-
37148, 33-46970, 33-58292, 33-70584, 33-63705, 33-65477 and 333-5603.



                                                      ARTHUR ANDERSEN LLP




Portland, Oregon
July 22, 1996


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